                                                                    Exhibit 10.2

                           AMENDMENT NO. 1 TO LEASE

1.  Parties.
    -------

     This Amendment, dated as of September 1, 1992, is between North Andover Mills Realty ("Landlord") and FTP Software, Inc. ("Tenant").

2.  Recitals.
    --------

     2.1 Landlord and Tenant have entered into a Lease, dated November 19, 1991, for space at North Andover Mills in North Andover, Massachusetts (the "Lease"). Unless otherwise defined, terms used in this Amendment have the same meanings as those used in the Lease.

     2.2 Tenant wants to lease as part of the initial Premises the additional space located on the bottom floor of Building 3A and designated as the "New Space" in the pages of Exhibit "B" attached hereto and incorporated herein by this reference. The New Space is agreed to contain 10,043 rentable square feet. Also, the parties want to modify Article 28 with respect to the Expansion Options and to agree on certain amounts owed by Landlord to Tenant. To accomplish these and other matters, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree and the Lease is amended as follows, notwithstanding anything to the contrary:

3.  Amendments.
    ----------

     3.1 (a) In Section 1.1(c), the initial Premises now includes the New Space, and the initial rentable area of the Premises is increased from 73,491 square feet to 83,534 square feet. Exhibit "B" attached to the Lease is deleted, and Exhibit "B" attached hereto is substituted in its place.

          (b) In Section 1.1(f), Tenant's Percentage is increased from 13.43% to 15.26%.

          (c) All references in Article 28 and elsewhere in the Lease to or about the Third Expansion Option are deleted, and there will only be a First Expansion Option and a Second Expansion Option. In Section 28.3(c), the fourth sentence of that Section (beginning with the words "if Tenant chooses ...") and the second to last sentence to that Section (beginning with the words "Tenant will have the non-exclusive right ...") are deleted.

     3.2 Concurrently herewith, Landlord has delivered to Tenant an executed Promissory Note in the form of Exhibit "AA" attached hereto, which the parties agree constitutes full payment and settlement of all of Landlord's obligations and liabilities under or in connection with all of the following: Letter Agreement between Landlord and Tenant, dated April 28, 1992, re: base rent reimbursement; Letter Agreement between Landlord and Tenant, dated January 30, 1992, re: reimbursement for $24,500.00 for architectural redesign work; Section 2(b) of the Lease; and Sections 1.2 and G. of Exhibit "C" to the Lease, re: the payment of any construction cost savings to Tenant, Landlord also agrees that the costs in connection with Landlord's Work did not exceed the "Maximum Amount" as set forth in Sections 1.2 and G. of Exhibit "C", and so no amounts are due from Tenant to Landlord as a result thereof.

     3.3 Landlord will, at its expense: provide passenger access to the top floor of Building 11 on or before December 10, 1993 (subject to extensions due to delays caused by force majeure or causes beyond Landlord's reasonable control) either by converting the existing freight elevator to a passenger/freight elevator, or otherwise; and comply with applicable 1996 building codes as they relate to the existing freight elevator serving Building 11 as and when compliance is required.

4.  No Other Changes.
    ----------------

     Except as set forth above, the Lease remains unchanged and in full force and effect and there are no defaults by Landlord or Tenant thereunder.

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

     IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Amendment under seal as of the date first set forth above.


WITNESS:                          FTP SOFTWARE, INC.

/s/ Edward J. Rosner              By:  /s/ David H. Zirkle
- ----------------------------         ------------------------------------------------
Name Printed:                     Name:  David H. Zirkle
Edward J. Rosner                  Title: President
                                  Authorized Signatory

WITNESS:


/s/ Edward J. Rosner               By: /s/ Nancy L. Connor
- ------------------------------         ----------------------------------------------
Name Printed:                      Name:  Nancy L. Connor
Edward J. Rosner                   Title: Secretary
                                   Authorized Signatory


WITNESS:                           NORTH ANDOVER MILLS REALTY
                                   By:  Niuna-North Andover, Inc., general partner

/s/ David Miller                   By:  /s/ John Kusmiersky
- ------------------------------          ---------------------------------------------
Name Printed:                      Name:  John Kusmiersky
David Miller                       Title: President
                                   Authorized Signatory

WITNESS:                           By:  CIIF Associates, a Massachusetts Partnership,
                                          general partner

                                   By:  Copley Advisors, Inc., managing general
                                          partner

/s/ Thomas Mazza                   By: /s/ Charles A. Valentino
- ------------------------------         ----------------------------------------------
Name Printed:                      Name:   Charles A. Valentino
Thomas Mazza                       Title:  Managing Director
                                   Authorized Signatory

                                  EXHIBIT "AA"


$458,969.00                                            September 1, 1992



                           UNSECURED PROMISSORY NOTE
                           -------------------------


     FOR VALUE RECEIVED, the undersigned promises to pay to FTP Software, Inc., or order, of Two High Street, North Andover, Massachusetts 01845, or such other address as may be provided to the maker by the holder hereof from time to time, the sum of $458,969.00 on or before March 1, 1993.

     The unpaid portion of this principal sum will bear interest beginning October 1, 1992 until repaid at a rate of 7.5% per annum, but if this principal sum is not repaid in full on or before March 1, 1993, thereafter the annual interest rate on the unpaid portion thereof will be the Wells Fargo Bank prime rate from time to time plus 3% until repaid.

     The maker may prepay this loan in whole or in part at any time or from time to time, without penalty.

     At the option of the holder hereof, this note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default:

     1. Default of any liability, obligation or undertaking of the undersigned hereunder or under any mortgage instrument granting a mortgage to the holder to secure the obligations due hereunder, for a period of thirty (30) days.

     2. The institution by or against the undersigned of any proceedings under the Bankruptcy Act or any other law in which the undersigned is alleged to be insolvent or unable to pay the undersigned's debts as they mature or the making by the undersigned of an assignment for the benefit of creditors which is not dismissed within sixty (60) days of the date of institution thereof.

     The undersigned agree to pay any and all expenses, including reasonable attorneys' fees which may be incurred by the holder in the enforcement or protection of its rights in connection with this loan if the maker defaults.

     No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as the waiver of such right or of any other right of such holder hereof nor shall

                                      -4-
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any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned, and any endorser or guarantor hereof, regardless of the time, order or place of signing, waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral and to the additions or releases of any other party or persons primarily or secondarily liable.

     All rights and obligations hereunder shall be governed by the Laws of the Commonwealth of Massachusetts, and this note shall be deemed to be under seal.


                              NORTH ANDOVER MILLS REALTY, a Massachusetts limited partnership


                              By: Niuna-North Andover, Inc., a Massachusetts corporation, general partner
WITNESS:

____________________________  By:______________________________________________
Name Printed:                    John Kusmiersky, President


                              By: CIIF Associates, a Massachusetts partnership, general partner


                              By: Copley Advisors, a Massachusetts corporation, managing general partner

WITNESS:

_____________________________ By:_______________________________________________
Name Printed:                 Name Printed:
Title:                        Its Duly Authorized


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                                  EXHIBIT "B"
                                  -----------

                                   PREMISES

                                 SECOND FLOOR

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

                                  EXHIBIT "B"
                                  -----------

                                   PREMISES

                             DETAIL OF BUILDING #3

                         SECOND FLOOR COMMON CORRIDOR

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

                                  EXHIBIT "B"
                                  -----------

                                   PREMISES

                                  THIRD FLOOR

                                  EXHIBIT "B"
                                  -----------

                                   PREMISES

                                 FOURTH FLOOR

                                  EXHIBIT "B"
                                  -----------

                                   PREMISES

                            DETAIL OF BUILDING #32

                            2ND, 3RD, & 4TH FLOORS

                                  EXHIBIT "B"
                                  -----------

                                   PREMISES

                             DETAIL OF BUILDING #3

                               THIRD FLOOR LOBBY

                             EXHIBIT "B" CONTINUED
                             ---------------------

                                   PREMISES

                                EXPANSION SPACE

                                 SECOND FLOOR

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                             EXHIBIT "B" CONTINUED
                             ---------------------

                                   PREMISES

                                EXPANSION SPACE

                                  THIRD FLOOR

                             EXHIBIT "B" CONTINUED
                             ---------------------

                                   PREMISES

                                EXPANSION SPACE

                     DETAIL OF BUILDING #3A - THIRD FLOOR